                                         Dresdner RCM Global
                                         Strategic Income Fund, Inc.
                                         Semi-Annual Report





          Directors and Officers
          SIR ROBERT C. COTTON
          DIRECTOR AND CHAIRMAN OF THE BOARD
          SYDNEY, AUSTRALIA

          LUKE D. KNECHT, C.F.A.
          DIRECTOR AND PRESIDENT
          SAN FRANCISCO, CA

          JAMES J. FOLEY
          DIRECTOR
          BELMONT, MA

          LEONARD T. HINDE
          DIRECTOR
          MOSMAN, NSW, AUSTRALIA

          THE EARL OF LIMERICK
          DIRECTOR
          LONDON, ENGLAND

          G. WILLIAM MILLER
          DIRECTOR AND DEPUTY CHAIRMAN OF THE BOARD
          WASHINGTON, DC

          STEPHEN K. WEST
          DIRECTOR
          NEW YORK, NY

          ROBERT J. GOLDSTEIN
          SECRETARY
          SAN FRANCISCO, CA


          JENNIE W. KLEIN
          TREASURER
          SAN FRANCISCO, CA

          Investment Advisor

          DRESDNER RCM GLOBAL INVESTORS LLC
          SAN FRANCISCO, CA



    DRESDNER RCM GLOBAL STRATEGIC INCOME FUND, INC.
    FOUR EMBARCADERO CENTER
    SAN FRANCISCO, CA 94111
    (800) 237-4218
                                                             April 30, 2000
    2520-Q2-4/00

Dresdner RCM Global Strategic Income Fund, Inc.
Report to Shareholders

Dear Shareholders:

        The restructuring of the portfolio which shareholders approved last fall has been completed. In the course of the restructuring, some 90% of the portfolio's holdings in Australian and New Zealand bonds were sold with the proceeds re-deployed to U.S. dollar denominated mortgage backed, corporate, high yield and emerging market debt securities. As you will note in the attached materials, the overall quality of the portfolio remains investment grade while the portfolio's sensitivity to changes in interest rates is that of an intermediate maturity bond. More details regarding the restructuring are covered in the Manager's Discussion and analysis.

        Going forward, we believe the restructured portfolio is much better positioned to generate a high and sustainable level of income for shareholders. As a result, the Board last fall took the step of increasing the regular monthly dividend from $0.04 per share to $0.05 per share, a 25% increase. We are pleased to report that at its June meeting, the Board decided to increase the monthly dividend, for the months of June through August, to $0.055 per share, a further 10% increase and will again consider a further increase in the regular dividend in the coming months.

        As previously reported, all dividends paid through this fiscal year (10-31-00) are expected to be characterized as return of capital and therefore not subject to U.S. federal or state income tax. Moreover, a recent analysis of the portfolio indicates that the dividends paid through the first quarter of the fund's next fiscal year (1-31-01) are likely to also be characterized as return of capital. Again, this is the result of the Fund's ability for tax purposes to offset the taxable income earned by the portfolio with losses realized in the restructuring of the portfolio.

        Lastly, we wish to offer our comments with respect to the fixed income markets during the past six months and the share price performance of the Fund. As you will read in the Manager's analysis, the six months ended April 30th were a difficult period for bond investors. In the first three months of this period, rates rose sharply as the stock market powered ahead and non-government bonds generally performed well. In the second half of the period, rates on intermediate and long debt reversed course and fell while the equity markets began to show signs of weakness. Indeed, it has been a volatile and difficult period as more fully described in the following pages.

        We are pleased that the NAV of the Fund was relatively stable during the period. Since calendar year end, the NAV has declined modestly from $7.51 to $7.28 or about 3.06%. Meanwhile, the value of most intermediate fixed income securities also fell. For example, the Merrill Lynch index of Government Agency securities maturing in 5-7 years fell by 1.18% while their index of corporate bonds maturing between 5 and 7 years fell by 2.24%. Of course, if rates rise further the market value of the portfolio's holdings will be adversely impacted, as are all fixed income securities. It is our belief however, that the current diversified structure of the portfolio will help it to perform well in the coming months while continuing to provide shareholders with high levels of income.

        At the end of the first six months in this fiscal year, the Fund's share price stood at $5.875. This was down slightly from the prior fiscal year end ($6.188) and up slightly from calendar year end ($5.813). We feel the share price between the date of the announced restructuring and calendar year end was adversely impacted by two factors. First, year-end tax loss selling was prevalent in fixed income markets as investors sought to offset gains in stocks. Second, some shareholders who had used the Fund as a means to gain exposure to Australian/New Zealand markets began selling shares once the restructuring was confirmed. With these factors behind us, we are hopeful the share price will improve in relation to the Fund's NAV to reflect the inherent value of the Fund and the non-taxable status of the dividends through January 31, 2001.

        The Fund's share-price discount to NAV is the result of many factors, most of which are beyond the control of Management. However, we do monitor this measure which, at 19.3%, is virtually unchanged from the prior fiscal year

Dresdner RCM Global Strategic Income Fund, Inc.
Report to Shareholders

end. Management views this discount as unacceptably high and is looking at a variety of ways to bring the share price up in relation to the NAV. The manager has already initiated some actions including more contact with fund analysts and the introduction of a Web Site to update current and potential investors as to the status of the portfolio. In the coming months, additional steps will be considered as appropriate to achieve the goal of narrowing the discount over time to the benefit of all shareholders.

        We encourage shareholders to access the Fund's Internet website at WWW.DSFFUND.Com. There, you will find updated profiles of the portfolio and news of interest to shareholders. As always, we welcome your feedback.

Sincerely,

/s/ Luke D. Knecht

Luke D. Knecht, C.F.A.
President

June 8, 2000

   PORTFOLIO SUMMARY

    At April 30, 2000, the average maturity of the Fund's portfolio was
    12.9 years with an average duration of 4.8 years and a current yield to maturity of 10.7%. Securities rated AAA comprised 36.0%, BBB 4.4%,
    BB 21.4%, B 31.0%, and CCC 7.2% of the portfolio.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio Management Discussion

OVERVIEW

        Investment activities for the six-month period ended April 30, 2000 were devoted to restructuring Fund assets in accordance with the broadened investment mandate approved by shareholders last fall. This involved the liquidation of approximately 90% of the Fund's previous Australian and New Zealand dollar bond holdings and the corresponding purchase of mortgage-backed securities, corporate bonds, high-yield securities, and emerging market debt. Financial leverage was introduced to the Fund to enhance yield (with associated funding costs subsequently locked in via an interest rate swap). This transition was effectively completed around the turn of the calendar year and resulted in a significant increase in the Fund's yield while maintaining its overall intermediate duration profile and an investment-grade credit quality.

        Financial markets were generally mixed and volatile during this period, effectively divisible into two discrete stages. The first stage (encompassing the period from November-to-mid-January) was characterized by sharply rising bond yields, surging equity markets, and rallies in commodity-related currencies (such as the Australian dollar). The fundamental underpinnings for these asset movements were continued strength in world economic activity, an uptick in inflation across most developed markets, and intensifying fears regarding the pace of future rate hikes by central banks (led by the Federal Reserve).

        The second stage (mid-January-to-April) saw little change in underlying fundamental dynamics, but significant shifts in financial market behavior. Equity markets cooled, most dramatically in the technology-driven sectors that had rallied most sharply in 1999. U.S. bond yields stabilized and began to turn lower in response. Perhaps more importantly, the path of government and non-government bond yields began to diverge (briefly in direction, more sustainably in terms of relative magnitude) due to powerful structural factors that materially altered the supply/demand equation between fixed income sectors. 10-year U.S. Treasury yields fell approximately 100 basis points from their January peak to their April trough. 10-year U.S. swap yields did not peak until mid-February, with peak-to-trough yield change less than one-half of its Treasury counterpart. Yield spreads between government and non-government bonds widened significantly as a result. Partly for supply/demand reasons, and partly for marginal shifts in relative economic expectations, the Australian dollar came under severe pressure during this 'second stage', depreciating over 14% from its mid-January peak to its April lows.

        For the six-month period ended April 30, as a whole, U.S. and Australian bond yields moved higher. Since December 31, 1999 (roughly coinciding with the restructuring of the Fund), U.S. non-government bond sectors generally underperformed comparable U.S. Treasury securities (the notable exception was an outperforming emerging market sector). Amongst Fund components, emerging markets were by far the best performer, followed by mortgage-backed securities, corporate bonds, with high-yield bonds lagging other sectors. Australian bonds marginally outperformed comparable U.S. bonds on a local currency basis, but these relative gains were overwhelmed by the sharp depreciation of the Australian currency versus the U.S. dollar.

        Restructuring the Fund's portfolio during this period proved to be fortunate timing and better served the Fund's primary investment objective of income generation in two main ways. First, Fund yield was increased significantly. Second, the Fund's exposure to Australian dollar volatility was materially reduced. A summary comparison of primary Fund characteristics is given on the next page (we again assigned calendar year-end as an arbitrary 'before' and 'after' delineator for Fund restructuring).

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio Management Discussion

                                OCTOBER 1999             DECEMBER 1999               APRIL 2000
Yield (to Maturity)                           6.9%                     10.1%                     10.7%
Credit Quality                                 AA+                        A-                       BBB
Duration                                 4.5 years                 5.2 years                 4.8 years
NAV                                          $7.68                     $7.51                     $7.28
Stock Price                                 $6.188                    $5.813                    $5.875
Discount                                    -19.4%                    -22.6%                    -19.3%
AUD/USD Exch. Rate                          0.6395                    0.6569                    0.5841

OUTLOOK

        Dresdner RCM believes that the Federal Reserve is likely to continue raising interest rates in an attempt to slow economic growth to a non-inflationary pace. The fundamental backdrop for bonds therefore remains bearish. With the backup in yields already seen, however, market valuations seem more 'in line'. Additionally, equity markets have fallen (quite substantially in the case of the NASDAQ), which could exert a moderating influence upon both the economy and Fed policy at the margin. Correspondingly, the Fund's duration stance is essentially neutral.

        The Fund's portfolio strategy relies on four primary bond market sectors: U.S. mortgage-backed securities, emerging market bonds, U.S. high-yield securities, and investment-grade corporate and agency bonds. The structural liquidity and supply/demand pressures that have caused most sector spreads to widen relative to comparable U.S. Treasury securities recently are still in evidence. But valuations have adjusted sharply and are extremely attractive on an historical basis. Amongst investment-grade spread sectors, mortgage-backed securities continue to offer a viable, credit-'efficient' way of generating income for the Fund. With interest rates having risen, prepayment risk is presently very low. Emerging market bonds have performed extremely well, diversifying Fund risk by generally being beneficiaries of a strong economic growth environment (typically a negative influence for bonds as an asset class). Tighter global liquidity and falling equity valuations may temporarily slow or reverse recent outperformance, but emerging markets continue to enjoy a positive long-term fundamental outlook, reasonably attractive valuations, and still offer the highest yields of any U.S. spread sector. Portfolio investments in emerging market debt remain well-diversified.

        High-yield bonds have struggled since the beginning of the calendar year. Unfavorable supply/demand dynamics (primarily regarding mutual fund outflows) and a modest uptick in default rates have exerted pressure upon this sector. Valuations have become commensurately more attractive in response. Historically, high-yield bonds have been perhaps the pre-eminent fixed income asset class in terms of risk/reward. We believe a structural holding in this sector is warranted for both of these reasons. The Fund's high-yield holdings are highly diversified and have not experienced any defaults to date. Our view on corporate bonds is somewhat less sanguine than other sectors, with event risk potential evident with proportionately less income to potentially garner. That said, valuations have become considerably more attractive for both corporate and agency securities and could offer selective opportunities for the Fund going forward.

        While the outlook for Australian bonds is sanguine, current dynamics pressuring the Australian currency are expected to persist in the near-term. Again, after restructuring, the Fund's income and NAV are far less exposed to currency fluctuations. The positions that remain in the Fund do so for two main reasons: first, the book yield on these specific securities is very high, helping the Fund maintain its primary objective of generating high income; second, there are potential tax benefits for the Fund if these investments are not disposed of until next fiscal year.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio Management Discussion

Already-realized currency losses associated with the restructuring can be offset against the current year's taxable income and therefore dividends through October 31st will likely be classified as return of capital and therefore tax free. No additional benefit can be gained in this fiscal year by disposing of the remaining Australian securities, so we plan to wait to sell until the Fund can see future tax benefits through the sales.

        Finally, financial leverage represents an integral part of the income and duration management of the Fund. Transactions that are financed allow the Fund to garner additional income by earning the spread between the yield of the underlying security and the level of short-term interest rates. It also increases duration and adds sensitivity to rising short-term rates (which represents the cost of financing leveraged positions). Dresdner RCM has engaged in both mortgage dollar rolls to produce leverage and has entered into an interest rate swap agreement to manage financing costs. To limit the effect of leverage, the Fund has segregated a commensurate offsetting amount in high-quality, liquid assets.

Dresdner RCM Global Strategic Income Fund, Inc.
Total Return Performance from Inception through April 30, 2000 (Unaudited)

        From its inception until October 31, 1999, the Fund operated under a mandate of investing primarily in high quality Australian debt securities. At the Fund's 1999 Annual Stockholders' Meeting, stockholders approved a broadening of the Fund's investment mandate to permit investment in countries and investment sectors where meeting the Fund's primary investment objective of high current income is considered to be the most attractive. For the six-month period ended April 30, 2000, the Fund has been operating under its new global investment mandate. The implementation of the Fund's new mandate began in early December 1999 and was substantially completed by year-end. The performance of the Fund will be measured, from November 1, 1999 forward, against the Lehman Brothers U.S. Universal Index, an index that represents the sectors in which the Fund is now authorized to invest.

        The chart below demonstrates, for the period from inception through October 31, 1999, the total return performance of the Fund versus the relevant performance indices under its old investment mandate. For the period from November 1, 1999 through April 30, 2000, the chart reflects the Fund's total return performance versus the Lehman Brothers U.S. Universal Index. For the six-month period ended April 30, 2000, the Fund achieved an unannualized return on market value of 1.72% as compared to the Lehman Brothers U.S. Universal Index's return of 1.76%. On a net asset value basis, which measures the performance of the Fund's underlying portfolio, the Fund achieved an unannualized return of 0.25% for this period.

ANNUALIZED TOTAL RETURN PERFORMANCE

                                           6                                                            10           SINCE
                                        MONTHS*          1 YEAR          3 YEARS        5 YEARS        YEARS      INCEPTION**
Fund Market Value (1)                        1.72%           -5.03%          -4.15%      3.13%         6.72%          7.80%
Fund Net Asset Value (2)                     0.25%           -6.52%          -1.97%      4.44%         7.83%          9.63%
Salomon Brothers U.S. Gov't Bond
  Index (3)                                   N/A             2.28%           6.57%      6.88%         8.06%          7.54%
Salomon Brothers Australian Gov't
  Bond Index (3)                              N/A           -10.44%          -2.16%      5.19%         8.90%         11.14%
Lehman Brothers U.S. Universal
  Index (4)                                  1.76%             N/A             N/A        N/A           N/A            N/A

*   Not annualized
**  Fund commenced operations November 28, 1986
(1) Based on market value per share, adjusted for rights offering, and assumes reinvestment of all distributions at reinvestment plan prices.
(2) Based on net asset value per share, adjusted for rights offering, and assumes reinvestment of all distributions at the ex-dividend date net asset value. This measures the performance of the underlying Fund portfolio and may not be indicative of returns to investors.
(3) The Salomon Brothers U.S. and Australian Government Bond Indices are US$ based unmanaged indices.
(4) The Lehman Brothers U.S. Universal Index is an unmanaged market value-weighted index that represents the broadest measure of the U.S. dollar denominated securities market. The Index combines the Lehman Brothers Aggregate Index, which is concentrated in AAA-rated and government quality issues, with the following sub-sectors: High Yield, Emerging Market, Rule 144a and Eurodollars.

PLEASE REMEMBER THAT PAST PERFORMANCE MAY NOT BE INDICATIVE OF FUTURE RESULTS.

Dresdner RCM Global Strategic Income Fund, Inc.
Total Return Performance from Inception through April 30, 2000 (Unaudited)

        The graph below reflects the change in value of an initial $10,000 investment in the Fund from its inception date thru April 30, 2000 assuming reinvestment of all distributions.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

$10,000 Investment (11/30/86 - 4/30/00)

       MARKET VALUE  N.A.V.
11/86       $10,000  $10,000
10/87        $9,165  $11,102
10/88       $14,679  $15,899
10/89       $15,010  $15,993
10/90       $14,664  $18,470
10/91       $20,969  $23,178
10/92       $21,388  $22,775
10/93       $23,363  $25,656
10/94       $23,776  $26,482
10/95       $27,518  $31,231
10/96       $30,144  $36,508
10/97       $30,029  $36,162
10/98       $26,276  $34,552
10/99       $26,943  $34,304
11/99       $26,565  $34,434
12/99       $26,246  $34,572
1/00        $27,279  $34,066
2/00        $27,502  $34,899
3/00        $27,733  $34,759
4/00        $27,407  $34,384

Dresdner RCM Global Strategic Income Fund, Inc.
Invesment Income Summary (Unaudited)

                                                              SIX MONTHS ENDED            FISCAL YEAR ENDED
                                                               APRIL 30, 2000              OCTOBER 31, 1999
                                                         --------------------------   --------------------------
                                                            %                $           %                $
----------------------------------------------------------------------------------------------------------------
AUSTRALIA/NEW ZEALAND                                      25.2%        $1,034,712      100.0%       $6,588,565
----------------------------------------------------------------------------------------------------------------
  Total Australia/New Zealand                              25.2%         1,034,712      100.0%        6,588,565
----------------------------------------------------------------------------------------------------------------
UNITED STATES
  Government/Mortgage Backed                               18.1%           744,342         --                --
  High Yield                                               15.0%           617,904         --                --
  Corporate Bonds                                           6.8%           278,139         --                --
  Cash & Other                                              3.5%           146,023         --                --
----------------------------------------------------------------------------------------------------------------
  Total United States                                      43.4%         1,786,408         --                --
----------------------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Brazil                                                    7.2%           296,374         --                --
  Russia                                                    5.2%           213,663         --                --
  Argentina                                                 3.7%           150,385         --                --
  Venezuela                                                 3.4%           139,596         --                --
  Mexico                                                    3.4%           138,855         --                --
  Turkey                                                    2.2%            89,850         --                --
  Philippines                                               2.0%            81,198         --                --
  Bulgaria                                                  1.7%            71,545         --                --
  Korea                                                     0.9%            35,904         --                --
  Panama                                                    0.6%            25,354         --                --
  Trindad & Tobago                                          0.4%            17,336         --                --
  India                                                     0.4%            16,909         --                --
  Peru                                                      0.3%            11,908         --                --
----------------------------------------------------------------------------------------------------------------
  Total Emerging Markets                                   31.4%         1,288,877         --                --
----------------------------------------------------------------------------------------------------------------
  Total Fund's Investment Income                          100.0%        $4,109,997      100.0%       $6,588,565
----------------------------------------------------------------------------------------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
April 30, 2000 (Unaudited)

FACE                                                                             % OF NET        MARKET
AMOUNT        COUNTRY (1)              ISSUER               RATE     MATURITY     ASSETS         VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS
                            AUSTRALIA GOVERNMENT BONDS                               9.2%
  3,300,000       AU        Export Finance & Insurance
                             Corp.*                         9.00%    03/26/03                 $  2,033,134
  5,580,000       AU        Queensland Treasury Corp.*      6.50%    06/14/05                    3,234,340
  4,000,000       AU        Victoria Public Finance
                             Authority *                   12.50%    10/15/03                    2,751,681
                                                                                              ------------
                                                                                                 8,019,155
                                                                                              ------------
                            CORPORATE BONDS                                          2.7%
  1,500,000       MY        Malaysia                        8.75%    06/01/09                    1,531,722
  1,000,000       US        Waste Management Inc.           6.88%    05/15/09                      819,127
                                                                                              ------------
                                                                                                 2,350,849
                                                                                              ------------
                            EMERGING MARKETS BONDS                                  37.2%
  2,825,000       BG        National Republic of
                             Bulgaria, Step-Up Coupon       2.75%    07/28/12                    1,972,943
  4,530,000       BR        Federal Republic of Brazil
                             DCB                            7.44%    04/15/12                    3,284,381
  7,351,518       BR        Federal Republic of Brazil,
                             C Bond                         8.00%    04/15/14                    5,303,627
    450,000       BR        Federal Republic of Brazil,
                             Floating Rate Bond, Par Z      5.75%    04/15/24                      289,725
    727,000       KR        Cho Hung Bank, 144A            11.07%    01/07/05                      736,088
    310,000       KR        Korea Telecom                   7.63%    04/15/07                      291,947
  2,500,000       MX        Mexican United States          11.50%    05/15/26                    2,962,500
  1,230,000       MX        Mexican United States          10.38%    02/17/09                    1,295,805
    455,000       MX        Mexican United States           9.88%    02/01/10                      469,788
    575,000       MX        Nuevo Grupo Iusacell SA,
                             144A                          14.25%    12/01/06                      602,313
    555,000       PH        Globe Telecom, 144A            13.00%    08/01/09                      596,625
  1,402,500       PH        Republic of Philippines
                             FLIRB, Series B                6.00%    06/01/08                    1,389,176
  1,236,000       PO        Republic of Peru PDI            4.50%    03/07/17                      833,598
  3,973,000       RU        Russia Federation, 144A        12.75%    06/24/28                    3,228,063
  4,290,000       RU        Russia Federation              11.00%    07/24/18                    3,076,938
  1,755,000       TR        Republic of Turkey             11.88%    01/15/30                    1,901,981
    475,000       TT        Republic of Trinidad &
                             Tobago, 144A                   9.88%    10/01/09                      490,438
  4,666,620       VE        Republic of Venezuela FLIRB,
                             Series A                       7.44%    03/31/07                    3,623,019
                                                                                              ------------
                                                                                                32,348,955
                                                                                              ------------
                            HIGH YIELD BONDS                                        24.1%
    475,000       BM        Flag Limited                    8.25%    01/30/08                      391,875
    400,000       BM        Global Crossing Hldg Ltd,
                             144A                           9.13%    11/15/06                      390,000
    500,000       CA        Gulf Canada Resources Ltd.      8.35%    08/01/06                      492,500
    475,000       CA        IMAX Corp.                      7.88%    12/01/05                      434,625
    400,000       US        Adelphia Communications         9.38%    11/15/09                      376,000
    500,000       US        AES Corp.                       9.50%    06/01/09                      492,500
    500,000       US        AK Steel Corp.                  7.88%    02/15/09                      460,000

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
April 30, 2000 (Unaudited)

FACE                                                                             % OF NET        MARKET
AMOUNT        COUNTRY (1)              ISSUER               RATE     MATURITY     ASSETS         VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
    400,000       US        American Standard Inc.          7.38%    02/01/08                 $    369,000
    500,000       US        Avis Group Holdings Inc.       11.00%    05/01/09                      523,750
    750,000       US        Azurix Corp., 144A             10.38%    02/15/07                      759,375
    400,000       US        Building Materials Corp.,
                             Series B                       8.00%    10/15/07                      342,000
    500,000       US        Canandaigua Brands, Series C    8.75%    12/15/03                      483,750
    450,000       US        Charter Communications
                             Holdings LLC                   8.25%    04/01/07                      402,750
    500,000       US        Circus Circus/Mandalay
                             Resort Group                   9.25%    12/01/05                      486,250
    250,000       US        CMS Energy Corp.                7.50%    01/15/09                      218,876
    400,000       US        Cogentrix Energy Inc.           8.75%    10/15/08                      394,500
    250,000       US        Dade International Inc.,
                             Series B                      11.13%    05/01/06                      231,250
    550,000       US        Echostar DBS Corp.              9.38%    02/01/09                      536,250
    500,000       US        Fisher Scientific
                             International                  7.13%    12/15/05                      452,464
    350,000       US        Foodmaker Inc.                  8.38%    04/15/08                      321,090
    400,000       US        Fox Family Worldwide Inc.       9.25%    11/01/07                      354,000
    250,000       US        Fox/Liberty Networks LLC        0.01%    08/15/07                      199,375
    450,000       US        Georgia Gulf Corporation,
                             144A                          10.38%    11/01/07                      463,500
    500,000       US        HMH Properties, Series B        7.88%    08/01/08                      435,000
    250,000       US        Intermedia Communication,
                             Series B                       8.50%    01/15/08                      228,750
    500,000       US        International Game
                             Technology                     7.88%    05/15/04                      473,900
    525,000       US        K-Mart Corp.                    8.38%    12/01/04                      509,467
    500,000       US        Lear Corp., 144A                7.96%    05/15/05                      460,233
    500,000       US        Level 3 Communications Inc.     9.13%    05/01/08                      437,500
    200,000       US        Lyondell Chemical Co, Series
                             A                              9.63%    05/01/07                      197,750
    250,000       US        Mediacom LLC / Capital,
                             Series B                       8.50%    04/15/08                      233,750
    500,000       US        Metromedia Fiber Network,
                             Series B                      10.00%    11/15/08                      477,500
    450,000       US        Michaels Stores Inc.           10.88%    06/15/06                      456,750
    500,000       US        Navistar International          8.00%    02/01/08                      472,500
    250,000       US        Nextel Communications Corp.     9.38%    11/15/09                      240,000
    425,000       US        Nextel Communications Corp.
                             144A                           9.38%    11/15/09                      408,000
    200,000       US        Nortek Inc. Series B            9.13%    09/01/07                      186,000
    475,000       US        Nuevo Energy Co, 144A           9.50%    06/01/08                      469,063
     25,000       US        Nuevo Energy Co, Series B       9.50%    06/01/08                       24,688
    300,000       US        Perkins Family Restaurants,
                             Series B                      10.13%    12/15/07                      291,000
    500,000       US        Pioneer Natural Resource        9.63%    04/01/10                      512,525
    450,000       US        Psinet Inc.                    10.50%    12/01/06                      397,125
    500,000       US        RBF Finance Co                 11.00%    03/15/06                      528,750
    400,000       US        RCN Corp.                      10.13%    01/15/10                      358,000
    250,000       US        Sbarro Inc., 144A              11.00%    09/15/09                      251,875
    400,000       US        Scotts Co, 144A                 8.63%    01/15/09                      378,000

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
April 30, 2000 (Unaudited)

FACE                                                                             % OF NET        MARKET
AMOUNT        COUNTRY (1)              ISSUER               RATE     MATURITY     ASSETS         VALUE
----------------------------------------------------------------------------------------------------------
DEBT INVESTMENTS (CONTINUED)
    250,000       US        Sinclair Broadcast Group        8.75%    12/15/07                 $    220,313
    500,000       US        Stater Brothers Holdings       10.75%    08/15/06                      498,750
    400,000       US        Station Casinos                 8.88%    12/01/08                      386,000
    500,000       US        Tenet Healthcare Corp.,
                             Series B                       8.13%    12/01/08                      467,500
    475,000       US        United Rentals Inc., Series
                             B                              8.80%    08/15/08                      420,375
    250,000       US        Voicestream Wireless Co,
                             144A                          10.38%    11/15/09                      255,000
    250,000       US        Westpoint Stevens Inc.          7.88%    06/15/08                      207,500
    500,000       US        Williams Communication Group
                             Inc.                          10.70%    10/01/07                      512,500
                                                                                              ------------
                                                                                                20,971,744
                                                                                              ------------
                            MORTGAGE BACKED SECURITIES                              54.6%
  4,500,000       US        FNMA *                          7.13%    01/15/30                    4,466,250
  9,800,000       US        FNMA TBA                        7.50%    08/01/28                    9,591,750
 16,500,000       US        FNMA TBA                        8.00%    05/05/28                   16,474,219
  2,000,001       US        FNMA Pool # 512726 *            7.50%    09/01/29                    1,959,269
  3,485,973       US        FNMA Pool # 516272 *            7.50%    09/01/29                    3,414,978
    411,362       US        FNMA Pool # 517089 *            7.50%    10/01/29                      402,984
    588,718       US        FNMA Pool # 517782 *            7.50%    11/01/29                      576,728
  4,713,567       US        FNMA Pool # 520655 *            7.50%    11/01/29                    4,617,570
  2,950,282       US        FNMA Pool # 522618 *            7.50%    11/01/29                    2,890,197
  3,206,585       US        FNMA Pool # 521225 *            7.50%    12/01/29                    3,141,280
                                                                                              ------------
                                                                                                47,535,225
                                                                                              ------------
TOTAL PORTFOLIO OF INVESTMENTS (Cost $113,637,232)                                 127.8%      111,225,928
                                                                                              ------------
                            OTHER ASSETS LESS LIABILITIES                          (27.8)%     (24,197,877)
                                                                                              ------------
                            NET ASSETS                                             100.0%     $ 87,028,051
                                                                                              ============

Glossary of Terms:
  144A -- Security is purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

  FNMA -- Federal National Mortgage Association

   TBA -- Settlement of mortgage backed securities is on a delayed delivery basis with the final maturity to be announced (TBA) in the future. At April 30, 2000, the value of the Fund's forward commitment purchases was $26,065,969.

(1)  Country Code Legend:

    AU -- Australia
    BG -- Bulgaria
    BM -- Bermuda
    BR -- Brazil

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Portfolio of Investments
April 30, 2000 (Unaudited)

(1)  Country Code Legend: (Continued)
    CA -- Canada
    KR -- Korea
    MX -- Mexico
    MY -- Malaysia
    PH -- Philippines
    PO -- Peru
    RU -- Russia
    TR -- Turkey
    TT -- Trinidad & Tobago
    US -- United States
    VE -- Venezuela

* All or a portion of these securities have been segregated to cover the Fund's leverage transactions.

The fund's investments in securities at April 30, 2000 categorized by country:

                                                                                       % OF
                                                                                    NET ASSETS
                                                                          -------------------------------
                                                                COUNTRY             SHORT-TERM
                            COUNTRY                              CODE      DEBT     AND OTHER     TOTAL
  -------------------------------------------------------------------------------------------------------
  Australia                                                       AU         9.2%                   9.2%
  Bulgaria                                                        BG         2.3%                   2.3%
  Bermuda                                                         BM         0.9%                   0.9%
  Brazil                                                          BR        10.2%                  10.2%
  Canada                                                          CA         1.1%                   1.1%
  Korea                                                           KR         1.1%                   1.1%
  Mexico                                                          MX         6.1%                   6.1%
  Malaysia                                                        MY         1.8%                   1.8%
  Philippines                                                     PH         2.3%                   2.3%
  Peru                                                            PO         1.0%                   1.0%
  Russia                                                          RU         7.2%                   7.2%
  Turkey                                                          TR         2.2%                   2.2%
  Trinidad & Tobago                                               TT         0.6%                   0.6%
  United States                                                   US        77.6%     (27.8)%      49.8%
  Venezuela                                                       VE         4.2%                   4.2%
                                                                          -------------------------------
  TOTAL                                                                    127.8%     (27.8)%     100.0%
                                                                          ===============================

As of April 30, 2000, the Fund had the following outstanding swap agreement denominated in U.S. dollars (Note 1):

              COUNTER-
               PARTY                                         SWAP
 NOTIONAL      CREDIT                        TERMINATION   MATURITY     RATE     RATE     UNREALIZED
  AMOUNT       RATING          ISSUER           DATE         DATE     RECEIVED   PAID    DEPRECIATION
-----------------------------------------------------------------------------------------------------
$15,000,000      A       Treasury Index (a)    2/15/01      2/15/01      5.75%   6.60%    $(516,360)

(a) Total return swap with J.P. Morgan Securities Inc. The Fund pays fixed interest rates periodically and receives a floating rate periodically. At termination, the Fund will receive or pay the total return of the J.P. Morgan Government Bond Index adjusted for interest received or paid.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Assets and Liabilities

                                          (UNAUDITED)
                                           APRIL 30,      OCTOBER 31,
                                              2000            1999
                                          ------------  ----------------
ASSETS:
  Investments, at value (cost
   $113,637,232 and $95,168,242,
   respectively)                          $111,225,928    $89,318,814
  Cash and cash equivalents                  1,203,331         59,757
  Foreign currency (cost $141,551 and
   $4,668,923, respectively)                   139,331      4,588,424
  Interest receivable                        2,050,005      2,361,153
  Prepaid expenses                               7,566             --
                                          ------------    -----------
      Total Assets                         114,626,161     96,328,148
                                          ------------    -----------
LIABILITIES:
  Payables:
    Investments purchased (Note 1)          26,224,063      3,658,588
    Dividends payable (Note 1)                 597,729        478,183
    Interest rate swap contract (Note 1)       516,360             --
  Accrued expenses:
    Investment advisory fees (Note 2)           50,842         54,762
    Directors' fees and expenses                 6,178          3,290
  Other accrued expenses                       183,197        350,046
  Deferred fee income on dollar rolls
   (Note 1)                                     19,741             --
                                          ------------    -----------
      Total liablities                      27,598,110      4,544,869
                                          ------------    -----------
NET ASSETS                                $ 87,028,051    $91,783,279
                                          ============    ===========

NET ASSETS:
  Net assets were comprised of:
    Common stock, at $0.001 par           $     11,955    $    11,955
    Paid-in capital (Note 4)                97,148,607     97,148,607
                                          ------------    -----------
                                            97,160,562     97,160,562
  Accumulated distribution in excess of
   net investment income                      (813,494)      (826,136)
  Accumulated net realized gain (loss)
   on investment and foreign foreign
   currency transactions                    (6,383,695)     1,340,220
  Net unrealized depreciation on
   investments, foreign currencies, and
   interest rate swap                       (2,935,322)    (5,891,367)
                                          ------------    -----------
  NET ASSETS                              $ 87,028,051    $91,783,279
                                          ============    ===========
  Shares of common stock issued and
   outstanding                              11,954,566     11,954,566
                                          ------------    -----------
  Net asset value per share               $       7.28    $      7.68
                                          ============    ===========

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Operations

                                                     (UNAUDITED)
                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                    APRIL 30, 2000
                                                    --------------
NET INVESTMENT INCOME:
  Investment Income:
    Interest and discount earned (net of foreign
     withholding taxes of $172,841)                   $ 4,009,937
    Fee income on dollar rolls (Note 1)                   100,060
                                                      -----------
      Total investment income                           4,109,997
                                                      -----------
  Expenses:
    Investment advisory fees (Note 2)                     314,651
    Custodian fees                                        103,740
    Directors' fees and expenses                           87,156
    Audit and tax services                                 27,666
    Legal fees                                             24,934
    Transfer agent fees                                    22,740
    Miscellaneous                                          11,921
    Stock exchange listing fee                             11,248
    Postage                                                11,070
    Shareholder reports                                     7,840
    Insurance                                               3,815
    Subscriptions                                           3,750
                                                      -----------
      Total operating expenses                            630,531
                                                      -----------
        Net Investment Income                           3,479,466
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCIES:
  Net realized loss on:
    Investment transactions                            (1,363,991)
    Foreign currency transactions                      (4,805,830)
                                                      -----------
      Total net realized loss                          (6,169,821)
                                                      -----------
  Change in unrealized appreciation (depreciation)
   on:
    Investments                                        (1,497,713)
    Foreign currency translations and interest
     rate swap                                          4,453,758
                                                      -----------
      Total net change in unrealized appreciation       2,956,045
                                                      -----------
        Net realized and unrealized loss on
       investments and foreign currencies              (3,213,776)
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                           $   265,690
                                                      ===========

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Statement of Changes in Net Assets

                                          (UNAUDITED)
                                          FOR THE SIX    FISCAL YEAR
                                          MONTHS ENDED      ENDED
                                           APRIL 30,     OCTOBER 31,
                                              2000           1999
                                          ------------  --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                   $ 3,479,466    $  5,255,712
  Net realized loss on investments and
   foreign currency transactions           (6,169,821)     (1,092,599)
  Change in unrealized appreciation
   (depreciation) on investments,
   foreign currency translations, and
   interest rate swaps                      2,956,045      (4,823,615)
                                          -----------    ------------
  Net increase (decrease) in net assets
   resulting from operations                  265,690        (660,502)
                                          -----------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income               (3,466,824)     (5,080,691)
  From net realized gain on investments
   and foreign currency transactions       (1,554,094)     (2,522,413)
                                          -----------    ------------
  Net decrease in net assets resulting
   from distributions to shareholders      (5,020,918)     (7,603,104)
                                          -----------    ------------
    Total decrease In Net Assets           (4,755,228)     (8,263,606)
NET ASSETS:
  Beginning of period                      91,783,279     100,046,885
                                          -----------    ------------
  End of period*                          $87,028,051    $ 91,783,279
                                          ===========    ============
--------------------------------
* Includes distributions in excess of
 net investment income.                   $  (813,494)   $   (826,136)
                                          ===========    ============

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Financial Highlights

                           (UNAUDITED)
                           SIX MONTHS
                              ENDED               FISCAL YEARS ENDED OCTOBER 31,
                            APRIL 30,   ---------------------------------------------------
                              2000        1999      1998       1997       1996       1995
                           -----------  --------  ---------  ---------  ---------  --------
PER SHARE DATA:(1)
  Net asset value at
   beginning of period       $  7.68    $  8.37   $   9.51   $  10.41   $  10.08   $  9.99
                             -------    -------   --------   --------   --------   -------
  Net investment income         0.29       0.44       0.53       0.72       0.85      0.84
  Net realized and
   unrealized gain (loss)
   on investments and
   foreign currencies          (0.27)     (0.49)     (0.97)     (0.82)      0.79      0.82
                             -------    -------   --------   --------   --------   -------
  Total increase
   (decrease) from
   operations:                  0.02      (0.05)     (0.44)     (0.10)      1.64      1.66
                             -------    -------   --------   --------   --------   -------
  Distribution to
   shareholders:
  From net investment
   income                      (0.29)     (0.43)     (0.54)     (0.78)     (0.89)    (0.89)
  From net realized gains
   on investment and
   foreign currency
   transactions                (0.13)     (0.21)     (0.16)     (0.03)        --        --
                             -------    -------   --------   --------   --------   -------
      Total distributions
       to shareholders         (0.42)     (0.64)     (0.70)     (0.81)     (0.89)    (0.89)
                             -------    -------   --------   --------   --------   -------
  Decrease in net assets
   from capital stock
   transactions                   --         --         --         --      (0.39)    (0.65)
                             -------    -------   --------   --------   --------   -------
  Offering expenses
   charged to capital             --         --         --       0.01      (0.03)    (0.03)
                             -------    -------   --------   --------   --------   -------
  Net increase (decrease)
   in net asset value          (0.40)     (0.69)     (1.14)     (0.90)      0.33      0.09
                             -------    -------   --------   --------   --------   -------
  NET ASSET VALUE AT END
   OF PERIOD                 $  7.28    $  7.68   $   8.37   $   9.51   $  10.41   $ 10.08
                             =======    =======   ========   ========   ========   =======
  Per share market value
   at end of period          $ 5.875    $ 6.188   $  6.625   $  8.313   $  9.125   $ 9.250
                             =======    =======   ========   ========   ========   =======
  TOTAL INVESTMENT
   RETURN (2)                   1.73%      2.56%    (12.50)%    (0.38)%     9.54%    15.74%
  Net asset value
   return (3)                   0.25%     (0.72)     (4.45)%    (0.95)%    16.90%    17.93%
  Net assets at end of
   period (in 000's)         $87,028    $91,783   $100,047   $113,639   $124,501   $96,390
  Number of shares
   outstanding at end of
   period (in 000's)          11,955     11,955     11,955     11,955     11,955     9,564

RATIOS TO AVERAGE NET
 ASSETS:
  Operating expenses (4)        1.41%      1.38%      1.21%      1.14%      1.22%     1.32%
  Net investment
   income (4)                   7.78%      6.92%      6.25%      7.21%      8.22%     8.51%
  Portfolio turnover          247.92% (5)   46.08%    37.05%    26.67%     16.00%    56.55%

--------------------------------

(1)  Calculated on average shares outstanding.
(2) Based on market value per share, adjusted for reinvestment of distributions at reinvestment plan prices and for rights offerings, assuming full subscription by shareholder and is not annualized for periods less than one year.
(3) Based on net asset value per share, adjusted for reinvestment of distributions at ex-dividend date net asset value and for rights offering, assuming full subscription by shareholder and is not annualized for periods less than one year.
(4)  Annualized
(5) Turnover rate higher than prior periods due to the change in investment mandate.

                       See Notes to Financial Statements.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2000

        Dresdner RCM Global Strategic Income Fund, Inc. (formerly Kleinwort Benson Australian Income Fund, Inc.) (the "Fund") was incorporated in Maryland on August 12, 1986 and is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended. On October 29, 1999, the stockholders of the Fund approved a change in the Fund's investment mandate to eliminate the requirement that the Fund invest primarily in Australian debt securities and to permit the Fund to invest in a broad range of fixed-income investment sectors on a global basis. In connection with the Fund's new investment mandate, the Fund now trades under its new name and ticker symbol [DSF] .

1. ACCOUNTING POLICIES

        The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. BASIS OF PRESENTATION:

        The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States using the U.S. dollar as both the functional and reporting currency. (For tax purposes the Fund uses the Australian dollar and U.S. dollar as its functional currency -- see TAXES.) The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

B. INVESTMENT VALUATION:

        Investment securities are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

        Short-term securities, which mature in more than 60 days, are valued at current market quotations. Short-term securities, which mature in 60 days or less, are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

C. FOREIGN CURRENCY TRANSLATION:

        The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars ("US$") on the following basis:

         (i) market value of investment securities and other assets and liabilities -- at the current prevailing rate of exchange.

         (ii) purchases and sales of investment securities and income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2000

1. ACCOUNTING POLICIES (CONTINUED)

        The investment securities of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund isolates that portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period.

        The foreign currency transactions element of net realized gains or losses represents net foreign exchange gains or losses from the disposition of portfolio securities, foreign currencies and forward currency contracts and net currency gains or losses realized between the trade and settlement dates on security transactions between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The foreign currency denominated assets and liabilities element of the change in unrealized appreciation or depreciation represents the change in the value of portfolio securities, foreign currencies, and other assets and liabilities arising as a result of changes in foreign exchange rates.

D. MARKET AND CURRENCY RISK:

        Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. The abilities of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a particular country.

E. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

        Investment security transactions are recorded on the trade date. Realized and unrealized gains and losses on investments and foreign currencies are calculated on the identified cost basis. Interest income is recorded on the accrual basis and interest receivable is reflected in the Statement of Assets and Liabilities net of accrued withholding taxes. Premiums and discounts on debt securities are amortized over the life of the security.

F. FORWARD CURRENCY CONTRACTS:

        The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward currency contracts are valued based on the current forward rate of exchange. Fluctuations in the value of such contracts are recorded as unrealized foreign exchange gain or loss. At April 30, 2000 there were no forward contracts outstanding.

G. FORWARD COMMITMENTS:

        The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity)

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2000

1. ACCOUNTING POLICIES (CONTINUED)

securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $100,060. At April 30, 2000, there were $26,065,969 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

H. INTEREST RATE SWAPS:

        The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest-e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

        At April 30, 2000, the Fund had entered into one swap with $15 million in notional amount to provide exposure to interest rates. The swap is U.S. dollar-denominated to provide interest rate exposure. The difference between rates received and paid by the Fund constitutes investment income, and is a component of interest income on the Statement of Operations of ($28,301) for the six months ended April 30, 2000. Net unrealized depreciation on the swap position was $516,360 at April 30, 2000.

I. LEVERAGE:

        Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. Transactions that are financed by the Fund result in financial leverage that the Fund uses to manage income and duration exposures of the Fund. The use of leverage increases the overall duration risk of the Fund, and an increased sensitivity to rising short-term interest-rates. The Fund's use of leverage is limited to 30% of net assets. In order to limit leverage, the Fund segregated $29,488,411 in high credit quality, liquid investments against outstanding obligations, resulting in $0 net leverage at April 30, 2000.

J. DIVIDENDS AND DISTRIBUTIONS:

        The Fund declares and pays dividends of net investment income on a monthly basis. Distributions of net realized capital gains, if any, are made annually. Dividends and distributions are recorded on their ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2000

1. ACCOUNTING POLICIES (CONTINUED)

"book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment; temporary differences do not require a reclassification.

        The Fund accounts for and reports distributions to shareholders in accordance with the Statement of Position 93-2: "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies." The effect of applying this statement for the years ended October 31, 1999 and 1998 was to decrease undistributed net investment income by $1,001,157 and increase undistributed net investment income by $164,184 respectively, and increase undistributed capital gain by $2,673,290 and $8,444,975 and decrease paid in capital by $1,672,133 and $8,609,159. The adjustments are primarily attributable to re-designation of foreign currency gains/losses for tax purposes. Net investment income, net realized gains and net assets of the Fund were not affected by these changes.

K. TAXES:

        For Federal income tax purposes, the Fund's transactions are accounted for using the U.S. and Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of A$ into US$ or NZ$ into A$ or US$ are recognized for tax purposes.

        No provision has been made for U.S. income taxes because it is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute, within allowable time limits, all of its taxable income to shareholders. As the Fund uses the U.S. and Australian dollar as its functional currency for tax purposes, there are character differences between taxable income and net investment income and net realized gain (loss) on investments and foreign currencies as computed for financial statement purposes. Australia imposes a withholding tax of 10% on most interest and discount earned. Eurobonds and New Zealand government bonds are generally not subject to withholding taxes.

2. AGREEMENTS

        On October 15, 1999, shareholders of the Fund approved a new investment advisory agreement between the Fund and Dresdner RCM Global Investors ("Dresdner RCM") and a new subadvisory agreement with Kleinwort Benson Investment Management Americas Inc. ("KBIMA"). The terms of the new investment advisory agreement are substantially the same as the old agreement. The Fund will continue to pay an investment advisory fee based on weekly average net assets of 0.70% annually for assets up to $100 million and 0.65% annually thereafter. The fee will be computed weekly and paid monthly to Dresdner RCM. For services rendered pursuant to the new subadvisory agreement with KBIMA, Dresdner RCM will pay to KBIMA the percentage of Dresdner RCM's investment advisory fee equal to the percentage of the Fund's weekly net assets sub-advised by KBIMA. For the six months ended April 30, 2000 the Fund paid $314,651.

Dresdner RCM Global Strategic Income Fund, Inc.
Notes to Financial Statements (Unaudited)
April 30, 2000

3. PORTFOLIO TRANSACTIONS

        Purchases of investment securities, other than short-term investments, for the six months ended April 30, 2000 and the year ended October 31, 1999, aggregated $273,653,641 and $43,962,146, respectively. Sales of investment securities, other than short-term investments, totaled $249,684,588 and $46,272,432, respectively.

        The U.S. Federal income tax basis of the Fund's investments and foreign currency cash deposits at April 30, 2000 and October 31, 1999, was as listed below.

                                           APRIL 30, 2000     OCTOBER 31, 1999
                                          -----------------  -------------------
Tax cost basis                              $112,339,553         $89,491,994
                                            ============         ===========
Unrealized appreciation                     $  1,635,874         $ 2,377,566
Unrealized depreciation                       (3,126,529)         (2,550,746)
                                            ------------         -----------
Net unrealized depreciation                 $ (1,490,655)        $  (173,180)
                                            ============         ===========

4. CAPITAL STOCK

        There are 100 million shares of $0.001 par value common stock authorized and 11,954,566 such shares outstanding. There were no transactions in the Fund's capital stock for the six months ended April 30, 2000.

Dresdner RCM Global Strategic Income Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
Foreign Tax Credits (Unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

        The Fund offers to shareholders a Dividend Reinvestment Plan, which provides participants with a prompt and simple way to reinvest their income dividends and capital gain distributions in additional Fund shares. If you choose to participate in the Plan, your income dividends and capital gain distributions will automatically be reinvested in Fund shares at the lower of market price or net asset value, at up to a 5% discount for market price, on valuation date. The Plan also includes a Cash Purchase option, which provides Reinvestment Plan participants with the opportunity to make additional cash investments in Fund shares directly through the Plan Agent.

        The Plan is entirely voluntary and, subject to the terms and conditions of the Plan, you may join or withdraw at any time. A brochure with more information, including the full terms and conditions, and an application is available from the Plan Agent, Boston EquiServe, telephone (800) 730-6001.

        If you wish to participate and your shares are registered in your name, simply complete and return the application form. If your shares are held in the name of a brokerage firm, bank or other nominee, your shares may need to be re-registered in your own name in order for you to participate. Please consult your broker to determine what needs to be done to arrange for you to join the Plan.

FOREIGN TAX CREDITS

        The Fund will generally elect to treat all foreign taxes paid by it as having been paid proportionately by its shareholders. As a result, the Form 1099-DIV's issued to shareholders by the Fund will likely include an amount of foreign taxes paid by the Fund on the behalf of its shareholders. Shareholders can generally use the foreign tax amount to either claim a deduction or a tax credit on their U.S. Federal tax return.

        The Fund issues its 1099-DIV tax forms in January of each year. In February, the Fund will inform shareholders of the breakdown between foreign taxes, dividends and distributions paid for the preceding calendar year. Shareholders whose shares are held in "street name" should contact their broker for foreign tax credit reporting information.